UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period :	August 1, 2017 — July 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Short Term Investment Fund

Annual report
7 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Annual report
7 | 31 | 18

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest-rate risk is generally greater for longer-term debt. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

September 7, 2018

Dear Fellow Shareholder:

During 2018, we have seen conditions for global financial markets become a bit more normal after an extended period of record advances coupled with low volatility. A downturn early in the year pushed stocks into a brief correction, while the subsequent market rally has experienced occasional setbacks. Both stocks and bonds have been somewhat more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/18. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

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Joanne has an M.B.A. from Northeastern University D’Amore-McKim School of Business, and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Mike has a B.S. in Economics from Boston College. He has been in the investment industry since he joined Putnam in 1997.

In addition to Joanne and Mike, Jonathan Topper is a Portfolio Manager of the fund.

Please describe the money market environment during the 12-month reporting period ended July 31, 2018.

JOANNE During the first half of the period, market volatility was relatively low, and the economic backdrop continued to improve. Solid U.S. economic growth, strong corporate earnings, and tax reform contributed to rising consumer, business, and investor confidence. However, volatility picked up in the second half of the period, especially during the first quarter of 2018, when higher interest rates, inflation fears, and concerns about a U.S.–China trade war weighed on investor sentiment. A more hawkish Federal Reserve also unsettled the markets as it assessed the effects of a massive U.S. fiscal stimulus package in the form of tax cuts and increased spending in the fiscal 2018 budget, and greater-than-expected wage inflation.

The Fed has gradually reduced its accommodative monetary policy during the period. The central bank began decreasing its $4 trillion balance sheet in October 2017 by allowing $10 billion per month in Treasury and mortgage securities to mature. This amount has increased by $10 billion each quarter and is expected

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/18. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

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to reach a planned maximum amount of $50 billion per month in October of 2018. The Fed also raised the federal funds rate in December 2017 and in March and June 2018. As a result, the benchmark rate rose from a target range of 1.00% to 1.25% at the beginning of the period to 1.75% to 2.00% by period-end.

In April 2018, the Fed began publishing the Secured Overnight Financing Rate [SOFR] as the future replacement for the London Interbank Offered Rate [LIBOR]. SOFR is a broader overnight secured market rate driven off Treasury repurchase agreements [repos]. U.S. regulators, including Fed Chairman Jerome Powell, have been advocating for less reliance on LIBOR, which provides banks with an indication of the rate they would have to pay to borrow from each other in an unsecured market, to SOFR. Although SOFR volumes are higher, it is not a credit-sensitive rate and is highly correlated to supply and demand dynamics in the repo market. With overnight repo transactions underlying SOFR, market analysts believe this benchmark rate will be more transparent and less open to manipulation than LIBOR, which has reflected a more subjective estimate provided by member banks rather than actual transactions.

How did the fund perform during the reporting period?

MIKE During the 12-month reporting period ended July 31, 2018, the fund outperformed its benchmark index, the ICE BofAML U.S. Treasury Bill Index, and the average return of its Lipper peer group, Institutional Money Market Funds.

What strategies helped the fund capture more income in the rising-rate market?

JOANNE We managed the fund with the expectation that the Fed would continue to raise interest rates during the period. For the fiscal year, yields on short-term securities moved higher — reflected by LIBOR, which climbed 104 basis points, or just over one percentage point, to 2.35% by July 31, 2018. Much of the increase was between December 2017 and the end of March 2018, when LIBOR climbed 82 basis points. This was due to several factors, including the rise in the federal funds rate, the repatriation of corporate funds following tax reform, and the extension of the debt ceiling by Congress in March 2018. The latter increased the supply of Treasury bills in the market, resulting in upward pressure on money market rates.

Against this backdrop, we continued to increase floating-rate short-term securities. This helped the portfolio as these securities reset to higher rates with the increase in LIBOR. Many of these floating-rate securities had maturities that reset on a monthly rather than a quarterly basis, so the fund could benefit from the rate increases sooner.

The fund held a high percentage of its assets in overnight repos. The remaining assets were positioned in floating-rate securities and fixed-rate commercial paper with one-to three-month maturities. We maintained a relatively low weighted average maturity [WAM] profile that was shorter than the fund’s peer group. [WAM represents the average life of all the money market securities held in the portfolio.] The fund’s WAM was relatively flat, moving from 22.14 days on July 31, 2017, to 22.55 days on July 31, 2018.

What holdings exemplified your strategy?

MIKE We entered into repos with high-quality counterparties collateralized by high-quality Treasuries, agency mortgage-backed securities, and/or investment-grade corporate bonds and notes. The majority of the fund’s allocation to repos were done on an overnight basis to provide daily liquidity.

We also continued to invest in commercial paper, certificates of deposit, and floating-rate notes issued by large, and in our opinion,

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creditworthy financial institutions such as Citibank and Bank of America. We believe U.S. banks have strong credit profiles with sound fundamentals. In our view, the positive economic backdrop will continue to help support and strengthen banks’ asset quality and earnings profile. We believe capital and leverage measures should also remain strong.

The fund also holds high-quality corporate commercial paper issued by Nestle and Roche Holdings, as well as asset-backed commercial paper [ABCP] programs like Chariot Funding and Old Line Funding. We continue to favor ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans.

What are your expectations for Fed policy in the coming months?

JOANNE The Fed will continue to weigh a host of factors, including economic growth, inflationary pressures, and employment. In addition, the Fed is monitoring international developments as it considers the timing and size of future rate increases. Given market conditions at period-end, we believe the Fed will increase its benchmark target rate two more times in 2018.

Thank you, Joanne and Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Short Term Investment Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for a definition of the share class offered by your fund.

Fund performance Total return for periods ended 7/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class P (2/19/13)
Net asset value	2.80%	0.51%	2.77%	0.55%	2.61%	0.86%	1.56%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	2.38%	0.43%	2.32%	0.46%	2.19%	0.72%	1.39%
Lipper
Institutional
Money Market	2.08	0.38	2.06	0.41	2.01	0.66	1.30
Funds category
average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 7/31/18, there were 126, 113, 109, and 109 funds, respectively, in this Lipper category.

Short Term Investment Fund 7

Past performance does not indicate future results.

Fund distribution information For the 12-month period ended 7/31/18

Distributions	Class P
Number	12
Income	$0.015454
Capital gains	—
Total	$0.015454
Current rate (end of period)	Class P
Current dividend rate[2]	2.06%
Current 30-day SEC yield (with expense limitation)[1,3]	2.03
Current 30-day SEC yield (without expense limitation)[3]	1.78

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For a portion of the period, the fund had an expense limitation, without which the yield would have been lower.

2 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class P (2/19/13)
Net asset value	2.62%	0.48%	2.60%	0.51%	2.45%	0.81%	1.48%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 Short Term Investment Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratio

Class P
Net expenses for the fiscal year ended 7/31/17*	0.04%
Total annual operating expenses for the fiscal year ended 7/31/17	0.29%
Annualized expense ratio for the six-month period ended 7/31/18†	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/18.

† Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 2/1/18 to 7/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,009.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Term Investment Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/18, use the following calculation method. To find the value of your investment on 2/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,024.65

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Short Term Investment Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short Term Investment Fund 11

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2018, Putnam employees had approximately $523,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Short Term Investment Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

14 Short Term Investment Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented an expense limitation that was in effect during your fund’s fiscal year ending in 2017. This expense limitation was a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses. This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain this expense limitation until at least November 30, 2019. In addition, Putnam Management has agreed to waive your fund’s 0.25% management fee until at least November 30, 2019. Putnam Management’s support for these arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information

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regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not

16 Short Term Investment Fund

considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on February 19, 2013, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year and three-year periods ended December 31, 2017. Over the one-year and three-year periods, your fund’s class P share net return was positive and exceeded the return of its benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Short Term Investment Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Short Term Investment Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders
of Putnam Short Term Investment Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Short Term Investment Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Short Term Investment Fund 19

The fund’s portfolio 7/31/18

	Principal
REPURCHASE AGREEMENTS (39.2%)*	amount	Value
Interest in $50,000,000 tri-party repurchase agreement dated 7/31/18 with
Bank of Nova Scotia due 8/1/18 — maturity value of $50,002,639 for an effective yield of 1.900% (collateralized by a U.S. Treasury note and a U.S. Treasury bond with coupon rates ranging from 2.000% to 3.125% and due dates ranging from
11/15/26 to 5/15/48, valued at $51,002,757)	$50,000,000	$50,000,000
Interest in $75,000,000 tri-party repurchase agreement dated 7/31/18 with
Barclays Capital, Inc. due 8/1/18 — maturity value of $75,003,958 for an effective yield of 1.900% (collateralized by various U.S. Treasury notes with coupon rates ranging from 0.375% to 2.375% and due dates ranging from
1/15/25 to 1/15/28, valued at $76,504,050)	75,000,000	75,000,000
Interest in $50,000,000 tri-party term repurchase agreement dated
7/12/18 with BMO Capital Markets due 8/10/18 — maturity value of $50,076,931 for an effective yield of 1.910% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 2.125% to 3.875% and due dates
ranging from 4/30/20 to 8/15/42, valued at $51,054,153) Ŧ	50,000,000	50,000,000
Interest in $50,000,000 tri-party term repurchase agreement dated
7/10/18 with BMO Capital Markets due 8/10/18 — maturity value of $50,080,944 for an effective yield of 1.880% (collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 3.875% and due dates
ranging from 6/30/19 to 5/15/46, valued at $51,058,632) Ŧ	50,000,000	50,000,000
Interest in $26,500,000 tri-party term repurchase agreement dated
7/31/18 with BNP Paribas, 2.130% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.250% to 7.125% and due dates
ranging from 3/15/19 to perpetual maturity, valued at $27,827,240) Ŧ EG	26,500,000	26,500,000
Interest in $490,000,000 joint tri-party repurchase agreement dated
7/31/18 with Citigroup Global Markets, Inc. due 8/1/18 — maturity value of $175,009,382 for an effective yield of 1.930% (collateralized by various
U.S. Treasury notes with coupon rates ranging from 0.750% to 2.125% and due
dates ranging from 8/31/18 to 8/31/23, valued at $499,800,055)	175,000,000	175,000,000
Interest in $176,000,000 tri-party repurchase agreement dated 7/31/18 with
Goldman, Sachs & Co. due 8/1/18 — maturity value of $176,009,289 for an effective yield of 1.900% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 5.500% and due dates
ranging from 4/1/24 to 7/1/48, valued at $179,520,000)	176,000,000	176,000,000
Interest in $300,000,000 joint tri-party repurchase agreement dated
7/31/18 with HSBC Bank USA, National Association due 8/1/18 — maturity value of $49,861,659 for an effective yield of 1.920% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 5.000%
and due dates ranging from 6/1/32 to 2/1/56, valued at $306,016,320)	49,859,000	49,859,000
Interest in $50,000,000 tri-party repurchase agreement dated 7/31/18 with
JPMorgan Securities, LLC due 8/1/18 — maturity value of $50,002,667 for an effective yield of 1.920% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 7.000% and due dates
ranging from 11/1/23 to 6/1/48, valued at $51,004,984)	50,000,000	50,000,000
Interest in $100,000,000 tri-party repurchase agreement dated 7/31/18 with
JPMorgan Securities, LLC due 8/1/18 — maturity value of $100,005,278 for an effective yield of 1.900% (collateralized by a U.S. Treasury note with
a coupon rate of 2.000% and a due date of 4/30/24, valued at $102,000,428)	100,000,000	100,000,000
Interest in $100,000,000 tri-party term repurchase agreement dated
7/26/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 8/2/18 — maturity value of $100,037,333 for an effective yield of 1.920% (collateralized by various mortgage backed securities with coupon rates ranging from 3.310% to 4.000%
and due dates ranging from 12/1/47 to 6/1/48, valued at $102,000,001)	100,000,000	100,000,000

20 Short Term Investment Fund

	Principal
REPURCHASE AGREEMENTS (39.2%)* cont.	amount	Value
Interest in $271,157,000 joint tri-party repurchase agreement dated
7/31/18 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 8/1/18 — maturity value of $125,934,751 for an effective yield of 1.930% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 4.500%
and due dates ranging from 12/1/32 to 4/1/48, valued at $276,580,141)	$125,928,000	$125,928,000
Interest in $50,000,000 tri-party term repurchase agreement dated
6/13/18 with RBC Capital Markets, LLC due 8/13/18 — maturity value of
$50,162,667 for an effective yield of 1.920% (collateralized by various mortgage backed securities with coupon rates ranging from 2.630% to 4.645% and due
dates ranging from 7/1/21 to 6/1/48, valued at $51,133,281) Ŧ	50,000,000	50,000,000
Interest in $147,503,000 joint tri-party repurchase agreement dated
7/31/18 with RBC Capital Markets, LLC due 8/1/18 — maturity value of
$50,505,679 for an effective yield of 1.910% (collateralized by various
U.S. Treasury notes and bonds and various mortgage backed securities with coupon rates ranging from 0.750% to 8.000% and due dates ranging from
11/30/18 to 7/1/48, valued at $150,461,133)	50,503,000	50,503,000
Interest in $25,000,000 tri-party term repurchase agreement dated
7/31/18 with RBC Capital Markets, LLC, 2.160% (collateralized by various corporate bonds and notes with coupon rates ranging from 2.125%
to 6.000% and due dates ranging from 3/1/20 to perpetual maturity, valued at
$26,251,575) Ŧ EG	25,000,000	25,000,000
Total repurchase agreements (cost $1,153,790,000)		$1,153,790,000

		Maturity	Principal
COMMERCIAL PAPER (25.4%)*	Yield (%)	date	amount	Value
ABN AMRO Funding USA, LLC	2.024	8/6/18	$15,500,000	$15,494,888
ABN AMRO Funding USA, LLC	1.992	8/7/18	9,750,000	9,746,246
Apple, Inc.	2.322	12/11/18	15,000,000	14,872,930
Apple, Inc.	2.152	10/23/18	15,000,000	14,925,170
Australia & New Zealand Banking Group, Ltd.
144A (Australia)	2.420	10/16/18	12,000,000	12,006,876
Barclays Bank PLC 144A (United Kingdom)	2.054	8/23/18	15,000,000	14,981,073
Berkshire Hathaway Energy Co.	2.202	8/14/18	3,600,000	3,596,885
BP Capital Markets PLC (United Kingdom)	2.334	10/16/18	7,500,000	7,463,281
BPCE SA (France)	2.475	12/14/18	15,000,000	14,861,903
BPCE SA (France)	2.399	9/4/18	12,500,000	12,475,719
BPCE SA (France)	2.311	9/6/18	1,200,000	1,197,521
Canadian Imperial Bank of Commerce (Canada)	2.310	11/5/18	14,900,000	14,904,410
Caterpillar Financial Services Corp.	2.208	8/14/18	15,000,000	14,987,523
Chevron Corp.	1.965	9/11/18	20,000,000	19,953,893
Coca-Cola Co. (The)	2.235	10/5/18	20,000,000	19,923,953
Commonwealth Bank of Australia (Australia)	2.231	12/7/18	14,000,000	14,002,898
Commonwealth Bank of Australia (Australia)	2.211	11/29/18	12,000,000	12,001,524
Consolidated Edison, Inc.	2.142	8/2/18	15,000,000	14,998,172
Danske Corp. (Denmark)	2.243	10/19/18	28,500,000	28,356,677
DnB Bank ASA (Norway)	2.274	12/21/18	15,000,000	15,001,020
Dominion Energy Gas Holdings, LLC	2.410	8/14/18	3,500,000	3,496,993
Export Development Canada (Canada)	2.378	10/1/18	12,000,000	11,957,737
GlaxoSmithKline, LLC (United Kingdom)	2.107	8/20/18	30,000,000	29,967,117
HSBC Bank PLC 144A (United Kingdom)	2.290	11/5/18	17,000,000	17,004,063
HSBC Bank PLC 144A (United Kingdom)	2.211	11/1/18	14,000,000	14,003,976
HSBC USA, Inc. 144A	2.407	7/5/19	15,000,000	15,002,985

Short Term Investment Fund 21

		Maturity	Principal
COMMERCIAL PAPER (25.4%)* cont.	Yield (%)	date	amount	Value
IBM Credit, LLC	2.109	9/4/18	$15,000,000	$14,970,804
IBM Credit, LLC	2.077	9/17/18	15,000,000	14,959,360
International Business Machines Corp.	2.120	9/25/18	15,000,000	14,952,610
Lloyds Bank PLC (United Kingdom)	2.340	12/7/18	14,000,000	14,003,542
LVMH Moet Hennessy Louis Vuitton, Inc.	2.323	10/23/18	15,000,000	14,919,780
National Australia Bank, Ltd. (Australia)	2.250	8/1/18	14,500,000	14,500,116
National Bank of Canada (Canada)	2.340	1/18/19	25,000,000	25,004,825
Nationwide Building Society 144A (United Kingdom)	2.283	9/11/18	13,250,000	13,217,074
Nationwide Building Society 144A (United Kingdom)	2.013	8/24/18	15,000,000	14,979,530
Nestle Capital Corp.	2.338	11/13/18	30,000,000	29,810,125
Nestle Capital Corp.	2.078	9/17/18	15,000,000	14,959,960
Roche Holdings, Inc. (Switzerland)	2.069	9/10/18	15,000,000	14,965,902
Roche Holdings, Inc. (Switzerland)	1.964	9/6/18	25,000,000	24,948,971
Simon Property Group LP	2.107	9/10/18	6,000,000	5,986,080
Simon Property Group LP	2.087	8/27/18	15,000,000	14,977,590
Simon Property Group LP	2.087	8/20/18	9,400,000	9,389,697
Societe Generale SA (France)	2.305	10/31/18	17,000,000	16,901,164
Toronto-Dominion Bank (The) (Canada)	2.401	6/7/19	14,000,000	14,015,036
Toronto-Dominion Bank (The) (Canada)	2.201	8/21/18	15,000,000	15,002,475
Toronto-Dominion Bank (The) (Canada)	2.191	8/28/18	11,000,000	11,002,112
Total Capital Canada Ltd. (Canada)	2.152	10/16/18	15,000,000	14,930,508
UBS AG/London (United Kingdom)	2.423	9/26/18	7,025,000	7,001,197
UBS AG/London 144A (United Kingdom)	2.324	4/25/19	31,000,000	30,997,795
Westpac Banking Corp. (Australia)	2.281	5/30/19	15,000,000	15,004,545
Total commercial paper (cost $748,509,996)				$748,586,231

		Maturity	Principal
CERTIFICATES OF DEPOSIT (17.5%)*	Yield (%)	date	amount	Value
Bank of America, NA FRN	2.490	10/3/18	$25,000,000	$25,008,444
Bank of America, NA FRN	2.270	8/21/18	26,000,000	26,003,874
Bank of America, NA FRN	2.188	11/9/18	12,500,000	12,501,673
Bank of Montreal/Chicago, IL FRN (Canada)	2.387	9/12/18	14,000,000	14,005,754
Bank of Montreal/Chicago, IL FRN (Canada)	2.334	2/25/19	13,000,000	13,003,081
Bank of Nova Scotia/Houston FRN	2.402	6/19/19	15,000,000	15,007,230
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.543	5/1/19	15,000,000	15,009,183
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.386	6/10/19	15,000,000	15,003,810
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.312	12/28/18	19,000,000	19,003,496
Citibank, NA	2.330	10/23/18	15,000,000	15,003,071
Cooperatieve Rabobank UA/NY FRN (Netherlands)	2.452	10/1/18	12,500,000	12,507,525
Credit Suisse AG/New York, NY	2.294	10/29/18	16,000,000	15,979,962
HSBC Bank USA, NA	2.297	8/9/18	11,000,000	11,000,902
Lloyds Bank PLC/New York, NY FRN (United Kingdom)	2.287	8/13/18	13,700,000	13,701,521
Mitsubishi UFJ Trust & Banking Corp./NY FRN	2.381	8/22/18	14,000,000	14,003,248
Mizuho Bank, Ltd./NY FRN	2.381	8/21/18	8,500,000	8,501,751
Nordea Bank AB/New York, NY	2.170	8/27/18	14,000,000	14,002,075
Nordea Bank AB/New York, NY FRN	2.472	3/14/19	14,000,000	14,008,556
Nordea Bank AB/New York, NY FRN	2.317	2/8/19	14,000,000	14,003,850
Royal Bank of Canada/New York, NY FRN (Canada)	2.412	3/22/19	15,000,000	14,999,925

22 Short Term Investment Fund

		Maturity	Principal
CERTIFICATES OF DEPOSIT (17.5%)* cont.	Yield (%)	date	amount	Value
Royal Bank of Canada/New York, NY FRN (Canada)	2.327	12/7/18	$14,000,000	$14,002,898
Skandinaviska Enskilda Banken AB/New York, NY FRN	2.403	10/17/18	25,000,000	25,014,425
Societe Generale/New York, NY FRN (France)	2.486	10/5/18	13,000,000	13,008,840
Standard Chartered Bank/New York FRN	2.284	11/13/18	15,000,000	15,000,000
State Street Bank & Trust Co.	2.230	8/30/18	14,000,000	14,002,825
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.376	2/4/19	12,000,000	12,007,248
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.367	7/8/19	15,000,000	15,002,595
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.250	10/26/18	25,000,000	25,005,600
Swedbank/New York FRN	2.267	12/31/18	13,000,000	13,000,741
Wells Fargo Bank, NA FRN	2.323	11/16/18	12,000,000	12,004,404
Wells Fargo Bank, NA FRN	2.317	10/5/18	9,000,000	9,003,159
Wells Fargo Bank, NA FRN	2.292	11/15/18	19,000,000	19,005,320
Westpac Banking Corp./NY FRN (Australia)	2.416	3/5/19	14,000,000	14,013,510
Westpac Banking Corp./NY FRN (Australia)	2.307	2/1/19	13,000,000	13,004,082
Total certificates of deposit (cost $515,190,919)				$515,334,578

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (14.5%)*	Yield (%)	date	amount	Value
Atlantic Asset Securitization, LLC	2.305	10/19/18	$14,531,000	$14,457,699
Bedford Row Funding Corp. 144A	2.310	11/5/18	14,000,000	14,004,144
CAFCO, LLC	2.283	10/11/18	18,000,000	17,921,808
CAFCO, LLC	2.002	8/8/18	12,000,000	11,994,760
Chariot Funding, LLC	2.369	10/17/18	15,000,000	14,927,395
Chariot Funding, LLC	2.263	9/4/18	5,000,000	4,989,913
Chariot Funding, LLC	2.263	8/30/18	13,000,000	12,977,683
Chariot Funding, LLC	2.054	8/3/18	15,000,000	14,997,519
CHARTA, LLC	2.284	8/13/18	7,000,000	6,994,932
CHARTA, LLC	2.283	10/5/18	15,000,000	14,940,655
CHARTA, LLC	2.022	8/9/18	10,000,000	9,995,063
Collateralized Commercial Paper Co., LLC	2.490	9/12/18	12,000,000	12,006,084
Collateralized Commercial Paper II Co., LLC	2.379	8/21/18	12,000,000	11,985,748
Collateralized Commercial Paper II Co., LLC	2.289	1/24/19	12,500,000	12,500,000
CRC Funding, LLC	2.293	8/10/18	13,000,000	12,992,868
CRC Funding, LLC	2.284	9/17/18	14,000,000	13,960,949
Fairway Finance Co., LLC (Canada)	2.285	12/18/18	15,500,000	15,500,000
Fairway Finance Co., LLC (Canada)	2.264	1/14/19	15,000,000	15,000,000
Gotham Funding Corp. (Japan)	2.313	8/2/18	12,000,000	11,998,707
Liberty Street Funding, LLC (Canada)	2.338	11/15/18	15,000,000	14,895,497
Liberty Street Funding, LLC (Canada)	2.293	9/10/18	5,247,000	5,234,493
LMA-Americas, LLC (France)	2.314	8/16/18	12,500,000	12,488,950
Manhattan Asset Funding Co., LLC (Japan)	2.178	8/14/18	27,000,000	26,978,874
Manhattan Asset Funding Co., LLC (Japan)	2.104	8/7/18	15,000,000	14,994,283
Manhattan Asset Funding Co., LLC (Japan)	2.054	8/22/18	5,000,000	4,993,721
MetLife Short Term Funding, LLC	2.276	11/14/18	13,850,000	13,759,019
MetLife Short Term Funding, LLC	2.264	10/2/18	10,000,000	9,962,743
MetLife Short Term Funding, LLC	2.254	8/27/18	12,000,000	11,981,595
Old Line Funding, LLC	2.446	12/24/18	15,000,000	14,852,905
Old Line Funding, LLC	2.316	9/26/18	15,000,000	14,949,151
Sheffield Receivables Co., LLC (United Kingdom)	2.315	10/19/18	15,000,000	14,926,100
Thunder Bay Funding, LLC	2.339	11/27/18	22,000,000	21,827,939
Total asset-backed commercial paper (cost $425,969,295)				$425,991,197

Short Term Investment Fund 23

		Maturity	Principal
TIME DEPOSITS (3.1%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman
Islands (Cayman Islands)	1.910	8/1/18	$30,000,000	$30,000,000
ING Bank NV (Netherlands)	1.950	8/6/18	30,000,000	30,000,000
Svenska Handelsbanken/New York, NY (Sweden)	1.850	8/1/18	30,000,000	30,000,000
Total time deposits (cost $90,000,000)				$90,000,000

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (0.4%)*	rate (%)	date	amount	Value
	(BBA
	LIBOR
	USD 3
	Month +
	0.34%),
Metropolitan Life Global Funding I 144A FRN	2.676%	9/14/18	$11,000,000	$11,006,497
Total corporate bonds and notes (cost $11,003,755)				$11,006,497

TOTAL INVESTMENTS
Total investments (cost $2,944,463,965)	$2,944,708,503

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through July 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,940,941,374.

Ŧ Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

24 Short Term Investment Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	60.3%	Netherlands	1.4%
Canada	17.5	Switzerland	1.4
United Kingdom	6.5	Cayman Islands	1.0
Australia	3.2	Denmark	1.0
Sweden	2.8	Norway	0.5
France	2.4	Total	100.0%
Japan	2.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$425,991,197	$—
Certificates of deposit	—	515,334,578	—
Commercial paper	—	748,586,231	—
Corporate bonds and notes	—	11,006,497	—
Repurchase agreements	—	1,153,790,000	—
Time deposits	—	90,000,000	—
Totals by level	$—	$2,944,708,503	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 25

Statement of assets and liabilities 7/31/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,790,673,965)	$1,790,918,503
Repurchase agreements (identified cost $1,153,790,000)	1,153,790,000
Cash	49,110
Interest and other receivables	1,880,911
Receivable for shares of the fund sold	1,304,558
Prepaid assets	16,840
Total assets	2,947,959,922

LIABILITIES
Payable for custodian fees (Note 2)	16,584
Payable for investor servicing fees (Note 2)	71,805
Payable for Trustee compensation and expenses (Note 2)	235,400
Payable for administrative services (Note 2)	5,135
Distributions payable to shareholders	6,537,188
Other accrued expenses	152,436
Total liabilities	7,018,548

Net assets	$2,940,941,374

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,940,579,388
Undistributed net investment income (Note 1)	117,448
Net unrealized appreciation of investments	244,538
Total — Representing net assets applicable to capital shares outstanding	$2,940,941,374

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share
($2,940,941,374 divided by 2,940,579,388 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

26 Short Term Investment Fund

Statement of operations Year ended 7/31/18

INVESTMENT INCOME
Interest	$41,879,432
Total investment income	41,879,432

EXPENSES
Compensation of Manager (Note 2)	6,588,525
Investor servicing fees (Note 2)	263,584
Custodian fees (Note 2)	44,222
Trustee compensation and expenses (Note 2)	134,006
Administrative services (Note 2)	71,536
Other	413,325
Fees waived and reimbursed by Manager (Note 2)	(6,588,525)
Total expenses	926,673
Expense reduction (Note 2)	(3,077)
Net expenses	923,596

Net investment income	40,955,836

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,598
Total net realized gain	2,598
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	107,057
Total change in net unrealized appreciation	107,057

Net gain on investments	109,655

Net increase in net assets resulting from operations	$41,065,491

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/18	Year ended 7/31/17
Operations
Net investment income	$40,955,836	$20,199,622
Net realized gain (loss) on investments	2,598	(1)
Net unrealized appreciation of investments	107,057	62,820
Net increase in net assets resulting from operations	41,065,491	20,262,441
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class P	(40,946,627)	(20,144,968)
Increase (decrease) from capital share transactions (Note 4)	432,076,018	(808,525,773)
Total increase (decrease) in net assets	432,194,882	(808,408,300)

NET ASSETS
Beginning of year	2,508,746,492	3,317,154,792
End of year (including undistributed net investment
income of $117,448 and $105,642, respectively)	$2,940,941,374	$2,508,746,492

The accompanying notes are an integral part of these financial statements.

28 Short Term Investment Fund

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Short Term Investment Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Class P
July 31, 2018	$1.00	0.0155	—	0.0155	(0.0155)	(0.0155)	$1.00	1.56	$2,940,941.04		1.55	—
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—
July 31, 2016	1.00	0.0031	—	0.0031	(0.0031)	(0.0031)	1.00	.31	3,317,155.03		.31	—
July 31, 2015	1.00	0.0009	—	0.0009	(0.0008)	(0.0008)	1.00	.08	3,611,854.03		.09	12
July 31, 2014	1.00	0.0007	—	0.0007	(0.0007)	(0.0007)	1.00	.07	3,510,328.03		.07	72

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
July 31, 2018	0.25%
July 31, 2017	0.25
July 31, 2016	0.25
July 31, 2015	0.25
July 31, 2014	0.25

The accompanying notes are an integral part of these financial statements.

30 Short Term Investment Fund	Short Term Investment Fund 31

Notes to financial statements 7/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through July 31, 2018.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar–denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that

32 Short Term Investment Fund

is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $1,178,678,397, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

Short Term Investment Fund 33

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,597 to increase undistributed net investment income and $2,597 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$276,274
Unrealized depreciation	(31,736)
Net unrealized appreciation	244,538
Undistributed ordinary income	6,654,636
Cost for federal income tax purposes	$2,944,463,965

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2019. During the reporting period, the fund waived $6,588,525 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,077 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,211, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

34 Short Term Investment Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) $227,580,272,133 and $227,158,930,462, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class P	Shares	Amount	Shares	Amount
Shares sold	15,080,830,468	$15,080,830,468	14,229,360,019	$14,229,360,019
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	15,080,830,468	15,080,830,468	14,229,360,019	14,229,360,019
Shares repurchased	(14,648,754,450)	(14,648,754,450)	(15,037,885,792)	(15,037,885,792)
Net increase (decrease)	432,076,018	$432,076,018	(808,525,773)	$(808,525,773)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund 35

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BMO Capital Markets	BNP Paribas	Citigroup Global Markets, Inc.	Goldman, Sachs& Co.	HSBC Bank USA, National Association	JPMorgan Securities, LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Total
Assets:
Repurchase agreements**	$50,000,000	$75,000,000	$100,000,000	$26,500,000	$175,000,000	$176,000,000	$49,859,000	$150,000,000	$225,928,000	$125,503,000	$1,153,790,000
Total Assets	$50,000,000	$75,000,000	$100,000,000	$26,500,000	$175,000,000	$176,000,000	$49,859,000	$150,000,000	$225,928,000	$125,503,000	$1,153,790,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$50,000,000	$75,000,000	$100,000,000	$26,500,000	$175,000,000	$176,000,000	$49,859,000	$150,000,000	$225,928,000	$125,503,000	$1,153,790,000
Total collateral received (pledged)†##	$50,000,000	$75,000,000	$100,000,000	$26,500,000	$175,000,000	$176,000,000	$49,859,000	$150,000,000	$225,928,000	$125,503,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$51,002,757	$76,504,050	$102,112,785	$27,827,240	$178,500,020	$179,520,000	$50,858,892	$153,005,412	$230,446,561	$128,900,680	$1,178,678,397
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities . The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

36 Short Term Investment Fund	Short Term Investment Fund 37

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

38 Short Term Investment Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Short Term Investment Fund 39

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2018, there were 101 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

40 Short Term Investment Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Short Term Investment Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Emerging Markets Income Fund
Research Fund	Floating Rate Income Fund
Global Income Trust
Global Sector	Government Money Market Fund*
Global Consumer Fund	High Yield Fund
Global Financials Fund	Income Fund
Global Health Care Fund	Money Market Fund†
Global Industrials Fund	Mortgage Securities Fund
Global Natural Resources Fund	Short Duration Bond Fund
Global Sector Fund	Short Duration Income Fund
Global Technology Fund
Global Telecommunications Fund	Tax-free Income
Global Utilities Fund	AMT-Free Municipal Fund
Intermediate-Term Municipal Income Fund
Growth	Short-Term Municipal Income Fund
Growth Opportunities Fund	Tax Exempt Income Fund
International Growth Fund	Tax-Free High Yield Fund
Small Cap Growth Fund
Sustainable Future Fund	State tax-free income funds‡:
Sustainable Leaders Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

42 Short Term Investment Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Term Investment Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
PricewaterhouseCoopers LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2018	$126,120	$ —	$3,925	$3,545
July 31, 2017	$116,604	$ —	$3,925	$ —

For the fiscal years ended July 31, 2018 and July 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $531,870 and $386,396 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2018	$ —	$524,401	$ —	$ —
July 31, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 27, 2018